EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Broadwind , Inc. (the “Company”) for the period ended June 30, 2026, as filed with the Securities and Exchange Commission (the “Commission”) on the date hereof (the “Report”), I, Thomas A. Ciccone, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), that:

(i)     the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; (the “Exchange Act”); and

(ii)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 11, 2026

/s/ Thomas A. Ciccone
Thomas A. Ciccone
Vice President, Chief Financial Officer
(Principal Financial Officer)

This certification accompanies the Report pursuant to Section 906 and shall not be deemed filed by the Company for purposes of Section 18 of the Exchange Act.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Commission or its staff upon request.